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                                                                  EXECUTION COPY




                           SIRIUS SATELLITE RADIO INC.
                            (A Delaware corporation)

                        75,000,000 Shares of Common Stock

                                 TERMS AGREEMENT
                                 ---------------

                                                                  June 4, 2003

To:      Sirius Satellite Radio Inc.
         1221 Avenue of the Americas, 36th Floor
         New York, New York 10020

Ladies and Gentlemen:

                  This is a Terms Agreement referenced in the Form Underwriting Agreement filed on January 3, 2002 on Form 8-K as Exhibit 1.1 to Registration Statement No. 333-64344. The terms of the Form Underwriting Agreement are hereby incorporated herein. We understand that Sirius Satellite Radio Inc., a Delaware corporation (the "Company"), proposes to issue and sell 75,000,000 shares of its Common Stock, par value $.001 per share (the "Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, Morgan Stanley & Co. Incorporated and UBS Warburg LLC (the "Underwriters") severally and not jointly offer to purchase the number of Underwritten Securities opposite their names set forth below at the purchase price set forth below, and some or all of the Option Underwritten Securities set forth below, to the extent any Underwritten Securities or Option Underwritten Securities are purchased in accordance with the terms hereof.







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                                                                   Number of
Underwriter                                                 Underwritten Securities
-----------                                                 -----------------------
Morgan Stanley & Co. Incorporated....................              60,000,000
UBS Warburg LLC......................................              15,000,000
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         The Underwritten Securities shall have the following terms:

                                                             Common Stock
                                                             ------------

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
Title:                                  Common Stock, par value $.001 per share.

Number of Shares                        75,000,000

Number of Option Underwritten           The Underwriters have an option to purchase up to an additional
Securities:                             11,250,000 shares of Underwritten Securities (the "Option
                                        Underwritten Securities") at the public offering price, less an underwriting discount, within 30 days from the Closing Date to cover over-allotments.

Initial public offering price:          $1.80 per share.

Purchase price:                         $1.6875 per share.

Selling concession:                     $0.07 per share.

Listing requirements:                   Nasdaq National Market

Lock-up provisions:                     For a period of 180 days from the date of this Terms Agreement, the
                                        Company and certain of its executive officers will not, without the prior written consent of Morgan Stanley & Co. Incorporated, (1)
                                        offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of common stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Underwritten Securities to the Underwriters pursuant to
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                                        the Form Underwriting Agreement and this Terms Agreement, (b)
                                        transactions relating to shares of common stock or other
                                        securities acquired in open market transactions after the
                                        completion of the Public Offering or (c) the issuance by the
                                        Company of additional options under the Company's existing stock option plans, provided that such options are not exercisable during the 180-day period. In addition, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the
                                        Underwriters, none of such officers will, during the period commencing on the date hereof and ending on December 1, 2003, make any demand for or exercise any right with respect to, the
                                        registration of any shares of common stock or any security convertible into or exercisable or exchangeable for common stock.
                                        Such officers will also agree and consent to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of such officers' shares of common stock except in compliance with the foregoing restrictions.

                                        For a period of 30 days from the date of this Terms Agreement,
                                        Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV,
                                        L.P., stockholders of the Company, will agree to not, without the prior written consent of Morgan Stanley & Co. Incorporated, (1)
                                        offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of common stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to transactions relating to shares of common stock or other
                                        securities acquired in open market transactions after the
                                        completion of the Public Offering. In addition, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, none of such stockholders will, during the period commencing on the date hereof and ending on July 4, 2003, make any demand for or
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                                        exercise any right with respect to, the registration of any shares of common stock or any security convertible into or exercisable or exchangeable for common stock. Such stockholders will also agree and consent to the entry of stop transfer instructions with the
                                        Company's transfer agent and registrar against the transfer of such stockholders' shares of common stock except in compliance with the foregoing restrictions.


Comfort Letter:                         The Company shall cause the Accountant's Comfort Letter and the
                                        Bring-down Comfort Letter referenced in, respectively Section 5(g)
                                        and Section 5(h) of the Form Underwriting Agreement to be
                                        delivered, except that such letters will be delivered by Ernst &
                                        Young LLP in lieu of Arthur Andersen LLP.


Additional Representations of the       The Company represents and warrants to and agrees with each of the
Company:                                Underwriters that there are no contracts, agreements or
                                        understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such
                                        securities with the Underwritten Securities registered pursuant to the Registration Statement.

Additional Covenants of the Company:    The Company covenants with each of the Underwriters whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this
                                        Agreement, including: (i) the cost of printing or producing any
                                        Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Underwritten Securities under state
                                        securities laws and all expenses in connection with the
                                        qualification of the Securities for offer and sale under state securities laws as provided in Section 3(f) of the Form
                                        Underwriting Agreement, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in
                                        connection with such qualification and in connection with the Blue
                                        Sky or Legal Investment memorandum, (ii) the cost of printing certificates representing the Underwritten Securities, (iii) the costs and charges of any transfer agent, registrar or depositary,
                                        (iv) the document production charges and expenses associated with printing

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                                        this Agreement and (v) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in Sections 4, 6 and
                                        7 of the Form Underwriting Agreement, "Additional Covenants of the
                                        Company" and "Additional Termination Provisions" below, the
                                        Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Underwritten Securities by them and any advertising expenses connected with any offers they may make.

Additional Conditions of                The obligations of the Underwriters to purchase and pay for the
Underwriters' Obligations:              Underwritten Securities pursuant this Terms Agreement are subject to the following further conditions: subsequent to execution and delivery of this Terms Agreement and prior to the Closing Date there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the
                                        Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or
                                        supplements thereto subsequent to the date of this Agreement)
                                        that, in Morgan Stanley & Co. Incorporated's judgment, is material and adverse and that makes it, in Morgan Stanley & Co.
                                        Incorporated's judgment, impracticable to market the Underwritten
                                        Securities on the terms and in the manner contemplated in the
                                        Prospectus.

Additional Termination Provisions:      The Underwriters may terminate this Terms Agreement, by notice to the Company at any time at or prior to the Closing Date if (i) trading is suspended or materially limited on, or by, as the case may be, any of the Chicago Board of Options Exchange, the Chicago Mercantile
                                        Exchange or the Chicago Board of Trade, (ii) a material disruption in securities settlement, payment or clearance services in the
                                        United States shall have occurred, or (iii) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in Morgan
                                        Stanley & Co. Incorporated's judgment, is material and adverse and which, singly or together with any other event specified in this clause (iii), makes it, in Morgan Stanley & Co. Incorporated's judgment, impracticable or inadvisable to

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                                        proceed with the offer, sale or delivery of the Underwritten
                                        Securities on the terms and in the manner contemplated in the
                                        Prospectus.

                                        If this Terms Agreement shall be terminated by any Underwriters, or any of them because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Terms Agreement, or if for any reason the
                                        Company shall be unable to perform its obligations under this
                                        Terms Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Terms Agreement with respect to themselves, severally, for all out-of-pocket expenses
                                        (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Terms
                                        Agreement or the offering contemplated hereunder.


Additional Indemnification Provisions:  The Company agrees to indemnify and hold harmless each affiliate of an Underwriter within the meaning of Rule 405 under the 1933
                                        Act.

Other Terms:

                                        This Terms Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Notices:                                All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or
                                        transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Morgan Stanley & Co.
                                        Incorporated, 1585 Broadway, New York, NY 10036, Attention: Global
                                        Capital Markets Syndicate Desk; notices to the Company shall be directed to the Company at 1221 Avenue of the Americas, 36th
                                        Floor, New York, New York 10020, Attention: Patrick L. Donnelly,
                                        Executive Vice President, General Counsel and Secretary.

Closing Date and location:              June 10, 2003
                                        10:00 a.m.
                                        Cravath, Swaine & Moore LLP
                                        Worldwide Plaza
                                        825 Eighth Avenue
                                        New York, NY 10019-7475

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                  Please accept this offer by signing a copy of this Terms
Agreement in the space set forth below and returning the signed copy to us.

                                       Very truly yours,

                                       MORGAN STANLEY & CO. INCORPORATED

                                       UBS WARBURG LLC,

                                       by  MORGAN STANLEY & CO. INCORPORATED


                                       -----------------------------------------
                                       James C. Murray
                                       Vice President


Accepted:

SIRIUS SATELLITE RADIO INC.,

     by

           --------------------------------------------------
           Patrick L. Donnelly
           Executive Vice President,
           General Counsel and Secretary